EXHIBIT 10.9


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                                                      Certificate number:  _____


                         Form of Stock Option Agreement

         This Option, and the underlying securities issuable upon the exercise hereof, have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws and neither this Option nor such underlying securities may be assigned, hypothecated, pledged, sold or otherwise transferred or encumbered except as provided in this Option.


                               COMMON STOCK OPTION

                       Carnegie International Corporation
                            (a Colorado Corporation)

For value received, Carnegie International Corporation (the "Corporation") hereby grants to ___________________ (the "Holder"), subject to the terms and conditions hereinafter set forth, the option to purchase such number of shares of the common stock without par value (the "Common Stock") of the Corporation as shall, immediately upon the exercise of this Option by the Holder, be issued (the "Shares").

         1. Term and Exercise.

              (a) This Option may be exercised by the Holder for all, or any part, of the Shares of the Common Stock subject to this Option at any time or times prior to the expiration of this Option, which expiration shall occur four
(4) years from the original issue date (the "Issue Date") being 29th September, 1997.

              (b) The Holder shall exercise this Option by surrender to the Corporation of this Option with the Purchase Form attached hereto as Exhibit A, duly executed, accompanied by payment in cash or by check of the price hereinafter set forth for the Shares of the Common Stock so purchased (the "Option Price").

              (c) Within fifteen (15) business days of an exercise of this Option by the Holder as herein above provided, the Corporation shall cause to be issued in the name of and delivered to the Holder a certificate or certificates for the Shares of the Common Stock so purchased. The Corporation covenants and agrees that all of the Shares of the Common Stock which may be issued and delivered upon the due exercise of this Option by the Holder shall, upon such issuance and delivery, be fully paid and non-assessable and free from all stamp taxes, liens and charges and such Shares shall rank in pari passu in all respects with the issued stock of the Corporation at the date of issue. The Corporation agrees at all times to reserve and hold available a sufficient number of Shares of the authorized but unissued Common Stock of the Corporation, to cover the Shares of the Common Stock issuable upon the exercise of this Option, together with any other outstanding options, warants or conversion rights.



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         2. Option Price.

              The Option Price at which the Shares of the Common Stock shall be purchased upon the exercise of this Option shall be one tenth of one cent ($.001) per share.

         3. Number of Shares to be Issued.

              (a) The total number of shares which may be issued pursuant to this Option shall be determined by dividing the number 2,500,000 by the average Market Price of the Corporation Shares as quoted by the NASD Over the Counter Bulletin Board Service ('OTCBB") for the thirty (30) consecutive trading days before the exercise date. The Holder may elect to exercise all or part of the Option. The term "'Market Price" shall be defined as (i) the closing price of the Shares; or (ii) the highest closing price if the Shares trade on more than one market or exchange; or (iii) the mean between the highest bid and the lowest asked prices.

              (b) Notwithstanding anything to the contrary herein, in the event of the occurrence of a capital transaction, including but not limited to, a share dividend, share exchange, merger, reverse merger or other capital transaction of an extraordinary nature which shall make the computation of the number of shares or the Market Price, as set forth in paragraph (a) of section 3 hereof, inaccurate or inappropriate, the said method of computation shall be appropriately revised.

              (c) The Corporation hereby agrees to maintain such records on a daily basis so as to have the ability to provide the Holder with the average Market Price on any given day. The Holder may request such information from the Corporation at any reasonable time.

         4. Put Option.

              To the extent that the Option is not fully exercised on the third anniversary of the Issue Date, the Holder may, for a period of thirty (30) days following such anniversary exercise the remainder of the Option, in whole or in part, and require the Corporation to purchase the resultant number of shares, in accordance with Section 3 above, at the price at which the number of Shares was computed. The Put Option shall be exercised by the Holder by forwarding written notice to the Corporation (the "Put Notice"), which shall be received within thirty (30) days from the said third anniversary. In the event the Put Option shall be elected, Corporation shall remit payment within thirty (30) days of its receipt of the Put Notice. Any payments received after said date shall accrue interest at the rate of six (6%) percent per annum.

         5. Legend on Shares.

              The stock certificates of the Corporation that will evidence the shares of Common Stock with respect to which this Option may be exercisable will be imprinted with a conspicuous legend in substantially the following form:


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              THIS  SECURITY AND ANY SECURITY  EVIDENCED OR  REPRESENTED  HEREBY
HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH RULE 144A TO A PERSON THAT IT AND ANY PERSON ACTING ON ITS BEHALF REASONABLY BELIEVE IS A QUALIFIED INSTITUTIONAL BUYER (QIB) PURCHASING FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF ANOTHER QIB, OR(2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

The Corporation does not currently file periodic reports with the Securities and Exchange Commission ("SEC") pursuant to the provisions of the Securities Exchange Act of 1934, as amended. Except as provided in Section 5 of this Stock Option Agreement, the Corporation has not agreed to register any of the Holder's Shares with respect to which this Option may be exercisable for distribution in accordance with the provisions of the Act or the State Acts. Hence, it is the understanding of the Holders of this Option that by virtue of the provisions of certain rules respecting "restricted securities" promulgated by the SEC, the Shares with respect to which this Option may be exercisable may be required to be held for up to 2 years pursuant to Rule 144 or Regulation S of the Act, subject to the prohibitions of said rule and regulation, unless said Shares become registered, or unless another exemption from such registration is available, in which case the Holder may still be limited as to the number of Shares with respect to which this Option may be exercised that may be sold.

         6. Non-Transferabilily.

              This Option shall not be pledged, hypothecated, sold or otherwise transferred or encumbered by the Holder except as set out in the legend referred to in section 5 above. Notwithstanding the above, Holder shall have the right to assign this Option, in whole or in part, to the Talidan shareholders, or beneficial owners, immediately upon receipt hereof, to any private "family type trusts" or similar transfers, provided such is a completely private transaction and provided the transferee intends to and shall be bound to the terms hereof or as otherwise agreed with the Corporation and provided said transfer is not otherwise in violation of the appropriate US and state securities laws. As a result of any such assignment, the Corporation shall cancel this Option and reissue such Options in such smaller amounts in a similar form hereto consistent with the terms hereof.



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         7. Registration Rights.

              (a) (i) If the Corporation at any time elects or proposes to register any of its Shares (the "Registration Shares") under the Securities Act of 1933 (the "Act") on Forms S-1, S-2, S-3 or S-18, or any successor registration statement forms in effect at such time (a "Registration Statement") with the Securities and Exchange Commission (the "SEC") pursuant to which Shares owned by any shareholder of the Corporation may be registered, the Corporation shall give thirty (30) days prior written notice (the "Registration Notice") to the Holder of its intention to register the Registration Shares. Notwithstanding anything to the contrary herein, Holder shall have no rights under this section pertaining to Options which remain unexercised at the time of any registration.

                   (ii) Within twenty (20) days after the Registration Notice shall have been given to the Holder, the Holder shall give written notice to the Corporation (the "Holder Notice"), stating the number of Shares to be registered (the "Holder Shares") and the states in which the Holder wishes to register the Shares. In the event the Registration Notice is given by the Corporation prior to the time that this Option is otherwise exercisable pursuant to Section 1(b) hereof, the Holder Notice shall be accompanied by this Option Certificate together with a duly executed Purchase Form and payment of the Exercise Price for the Holder Shares in accordance with Section 1 hereof.

                   (iii) The Corporation shall use reasonable cfforts to register the Holder Shares under the Act and the applicable state securities laws (the "State Acts") designated by the Holder in the Holder Notice. Anything contiined herein to the contrary notwithstanding, the Corporation shall have the right to withdraw and discontinue registration of the Holder Shares at any time prior to the effective date of such Registration Statement if the registration of the Registration Shares is withdrawn or discontinued.

                   (iv) The Corporation shall not be required to include any of the Holder Shares in any Registration Statement unless the Holder agrees, if so requested by the Corporation, to: (A) offer and sell the Holder Shares to or through an underwriter selected by the Corporation and, to the extent possible, on substantially the same terms and conditions (and in any event on no less favourable terms and conditions) under which the Registration Shares are to be offered and sold; (B) comply with any arrangements, terms and conditions with respect to the offer and sale of the Shares to which the Corporation may be required to agree; and (C) enter into any underwriting agreement containing customary terms and conditions, including provisions for the indemnification of the underwriters.

              (b) If the offering of the Registration Shares by the Corporation is, in whole or in part, an underwritten public offering, and if the managing underwriter determines and advises the Corporation in writing that the inclusion in such Registration Statement of all of the Holder Shares, together with the Shares of other persons who have exercised their right to include their Shares in the Registration Statement (collectively referred to as the "Aggregate Shares")


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would adversely  affect the  marketability  of the offering of the  Registration
Shares, then the Holder shall be entitled to register a proportion, as determined in Subsection (b)(i) below, of such number of Aggregate. Shares as the managing underwriter determines may be included without such adverse effects
("Aggregate   Underwriter  Shares"),   subject  to  the  terms,  exceptions  and
conditions of this Section 7.

                   (i) The proportion of the Aggregate Underwriter Shares which the Holder in its capacity as such shall be entitled to register shall be equal to the ratio which the Holder Shares bears to the Aggregate Shares.

              (c) The Corporation shall bear all costs and expenses of registration of the Registration Shares; provided, however, that the Holder shall bear all costs and expenses directly related to registration of the Holder Shares, including its proportionate amount of underwriters discounts and commissions, and expenses of counsel for the Holder.

              (d) It shall be a condition precedent to the Corporation's obligation to register any Holder Shares pursuant to this Section 7 that the Holder provide the Corporation with all information and documents, and shall execute, acknowledge, seal and deliver all documents reasonably necessary, to enable the Corporation to comply with the Act, the State Acts, and all applicable laws, rules and regulations of the SEC or of any State Securities Commission.

              (e) The Holder shall indemnify and hold harmless the Corporation, each of its directors and officers who have signed the Registration Statement, each person, if any, who is a controlling person or the Corporation and any underwriter from and against any and all losses, claims, damages, expenses or liabilities (including amounts paid in settlement and reasonable attorneys' fees) (the "Liabilities"), on a several basis, to which they or any of them may become subject under the Act, under any State Act or at common law or otherwise insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus (as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with information fiimished to the Corporation by the Holder in connection therewith.

              (f) Shelf Registration. The Company hereby agrees that in the event it shall meet all of the requirements necessary to file a Form S-3 to effectuate a "Shelf Registration" in accordance with the applicable securities laws of the United States, and it shall in all respects be eligible for and qualify for the same, it shall use its best efforts to effectuate and maintain a Shelf Registration.



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         8. Loss or Destruction.

              Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction, or mutilation of this Option Agreement and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Corporation or, in the case of any such mutilation, upon surrender and cancellation of this Option Agreement, the Corporation at its expense will execute and deliver, in lieu thereof, a new Option Agreement of like tenor.

         9. Survival.

              The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Options represented hereby and the surrender of this Option Agreement.

         10. Notices.

              Any notice or other communication to the Corporation or to the Holder of this Option shall be in writing and any such notice or communication shall be deemed duly given or made if mailed by registered or certified mail, return receipt requested, postage prepaid, and if to the Corporation: to the Corporatioifs office at 11419 Cronridge Drive, Suite 9, Owings Mills, Maryland 21117 or at such other address as the Corporation may designate by notice to the Holder, and if to such Holder: to _________________________________ or at such other address as the Holder may designate by notice to the Corporation.

         11. Governing Law.

              This Option shall be governed by and construed and enforced in accordance with the laws of the State of Maryland. In the event of any ambiguity or conflict between this instrument and the Agreement of Purchase between the Parties, this instrument shall control.

         12. Successors and Assigns.

              All of the provisions of this Option shall be binding upon the Corporation and its successors and assigns and the Holder, its successors and permitted assigns.



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         IN WITNESS WHEREOF,  Carnegie International Corporation has caused this instrument to be signed in its corporate name under its corporate seal by its President this ______ day of _____________________, 1997.


ATTEST:                                Carnegie International Corporation


/s/                                    By: /s/ Lowell Farkas
                                           Lowell Farkas, President



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                                  EXERCISE FORM
                                OPTION AGREEMENT



                                                            Date

TO:  Carnegie International Corporation


         The undersigned hereby irrevocably elects to exercise the attached Option Agreement to the extent of _________________ shares of the Common Stock, par value $0.00 per share, of ___________________ and hereby makes payment of $__________ in accordance with the provisions of Section 2 of the Option Agreement in payment of the purchase price thereof.

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
                  (Please typewrite or print in block letters)

Address:



                                       ------------------------------------


                                       By:


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